UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 14, 2011

MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-50056	05-0527861
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

4200 Stone Road Kilgore, TX 75662
(Address of principal executive offices)(Zip code)

Registrant's telephone number, including area code:  (903) 983-6200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 31, 2011, Martin Midstream Partners L.P. (the “Partnership”) acquired 13 shore-based marine terminalling facilities, one specialty terminalling facility and certain terminalling-related assets from Martin Resource Management Corporation (“Martin Resource Management”) for $36,500,000 (the “Terminalling Assets Acquisition”).  These terminalling assets were initially acquired by Martin Resource Management in its acquisition of L&L Holdings LLC (“L&L”) on January 31, 2011.  The Partnership recorded the acquired assets in property, plant and equipment, subject to adjustment once Martin Resource Management completed its purchase price allocation related to its acquisition of L&L and made a final determination of the fair value of the L&L assets.  The Partnership has now recorded an adjustment in the amount of $19,684,000 to reduce property, plant and equipment and partners’ capital for the difference between the purchase price paid by the Partnership in the Terminalling Assets Acquisition and the fair value of the terminalling assets acquired based on Martin Resource Management’s final purchase price allocation of the acquired L&L assets.  The impact on depreciation expense for the quarter ended March 31, 2011 as a result of the adjustment is accounted for retrospectively and was a reduction of $241,000. Because the Partnership’s acquisition of the terminalling assets was considered a transfer of net assets between entities under common control, whereby the transferred assets are recorded by the transferee based on the recorded amounts in the transferor’s financial statements, and in accordance with ASC Topic 805 relating to adjustments to provisional amounts recorded in a business combination when the accounting is incomplete, the Partnership is required to revise its financial statements as set forth in this Current Report on Form 8-K.

Capitalized terms used in Exhibits 99.1 and 99.2 hereto shall have the meanings given to them in our original Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, filed by the Partnership with the Securities and Exchange Commission on May 4, 2011 (the “March 2011 Form 10-Q”).

The March 2011 Form 10-Q is revised by this Current Report on Form 8-K to reflect the Terminalling Assets Acquisition as follows:

•	The Unaudited Consolidated and Condensed Financial Statements of the Partnership included herein as Exhibit 99.1 supersede Part I, Item 1 in the March 2011 Form 10-Q; and

•
The Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) of the Partnership included herein as Exhibit 99.2 supersedes Part I, Item 2 in the March 2011 Form 10-Q.

Other than the revisions noted above, we have made no attempt to revise or update our March 2011 Form 10-Q for events occurring after the original filing of the March 2011 Form 10-Q.

This Current Report on Form 8-K should be read in conjunction with the March 2011 Form 10-Q.  Any references herein to Part I, Item 1 of the March 2011 Form 10-Q refer to Exhibit 99.1, and any references herein to Part I, Item 2 of the March 2011 Form 10-Q refer to Exhibit 99.2.  From and after the date of this Current Report on Form 8-K, future references to the Partnership’s historical financial statements and MD&A for period ended March 31, 2011 should be made to this Current Report.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits.

99.1	Financial Statements
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.

By:         Martin Midstream GP LLC,
   Its General Partner

Date:  November 14, 2011                                                                By:   /s/ Robert D. Bondurant
                         Robert D. Bondurant
         Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

99.1	Financial Statements
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations